UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017 (November 14, 2017)

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On November 14, 2017, SandRidge Energy, Inc., a Delaware corporation (“SandRidge”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Brook Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of SandRidge (“Merger Sub”), and Bonanza Creek Energy, Inc., a Delaware corporation (“Bonanza”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Bonanza, with Bonanza continuing as the surviving entity and a wholly owned subsidiary of SandRidge (the “Merger”).

Under the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the respective boards of directors of SandRidge and Bonanza, at the effective time of the Merger (the “Effective Time”), each share of Bonanza common stock, par value $0.01 per share (“Bonanza Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Bonanza Common Stock held by SandRidge or its subsidiaries, shares held by Bonanza in treasury or shares with respect to which appraisal has been properly demanded pursuant to Delaware law), will be converted into the right to receive: (i) $19.20 in cash, without interest and (ii) a number of shares of common stock, par value $0.001 per share of SandRidge (“SandRidge Common Stock”), equal to the quotient (the “Exchange Ratio”) determined by dividing (A) $16.80 by (B) the twenty-day volume-weighted average price per share of SandRidge Common Stock, for the twenty consecutive trading days ending on the third-to-last trading day prior to the Closing Date (the “Parent Stock Price”); provided, however, that (x) if the Parent Stock Price is an amount greater than $21.38, then the Exchange Ratio will be 0.7858, and (y) if the Parent Stock Price is an amount less than $17.50, then the Exchange Ratio will be 0.9600 (the aggregate amount of cash and number of shares of SandRidge Common Stock, the “Merger Consideration”).

At the Effective Time, outstanding restricted stock units issued pursuant to Bonanza’s 2017 Long Term Incentive Plan (a “Bonanza RSU”), other than outstanding Bonanza RSUs held by non-employee directors of Bonanza, will be converted into restricted stock units settled in shares of SandRidge Common Stock, based on the Exchange Ratio (adjusted in order to reflect the cash portion of the Merger Consideration (as adjusted, the “Compensation Exchange Ratio”)), with such as-converted restricted stock units having and being subject to the same terms and conditions applicable to the pre-conversion restricted stock units, except that upon a holder’s termination of employment without Cause or for Good Reason (both as defined in Bonanza’s Change in Control and Severance Plan) within 18 months following the Effective Time, the restricted stock units will immediately vest. Subject to certain exceptions, at the Effective Time, outstanding Bonanza RSUs granted to non-employee directors will vest in full, and will be canceled in exchange for a right to receive the Merger Consideration. In addition, at the Effective Time, outstanding stock options issued pursuant to Bonanza’s 2017 Long Term Incentive Plan, whether vested or unvested, will be converted into options to acquire shares of SandRidge Common Stock, based on the Compensation Exchange Ratio, with such as-converted options having and being subject to the same terms and conditions applicable to the pre-conversion options, except that upon a holder’s termination of employment without Cause or for Good Reason within 18 months following the Effective Time the options will vest and become exercisable.

Closing Conditions

The completion of the Merger is subject to satisfaction or waiver of certain closing conditions, including but not limited to: (i) the adoption of the Merger Agreement by Bonanza’s stockholders and approval by Sandridge’s stockholders of the issuance of SandRidge Common Stock in connection with the Merger (the “SandRidge Stock Issuance”), (ii) the absence of any law, order, decree or injunction prohibiting or otherwise enjoining the consummation of the Merger, (iii) the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), (iv) the effectiveness of the registration statement on Form S-4 pursuant to which the shares of SandRidge Common Stock to be issued as Merger Consideration will be registered, (v) the authorization for listing on the New York Stock Exchange of the shares of SandRidge Common Stock to be issued in connection with the Merger, (vi) subject to specified materiality standards, the accuracy of the representations and warranties of each party, (vii) performance or compliance by each party in all material respects with its agreements and covenants under the Merger Agreement, and (viii) the receipt by Bonanza of a certificate of SandRidge signed by an officer of SandRidge and the receipt by SandRidge of a certificate of Bonanza signed by an officer of Bonanza, certifying that certain of the conditions to closing, as specified by the Merger Agreement, have been satisfied.

Covenants; Representations and Warranties

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Bonanza and SandRidge will be subject to certain restrictions on its ability to solicit alternative business combination proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative business combination proposals, subject to customary exceptions.

SandRidge and Bonanza have also agreed that SandRidge, prior to the Effective Time, will take all necessary corporate action so that the size of the board of directors of SandRidge (the “SandRidge Board”) is increased by one and one existing Bonanza director who has been a corporate executive with financial or operating experience in the oil and gas industry in the Rocky Mountain region of the United States, as mutually agreed upon by SandRidge and Bonanza and approved by the SandRidge Nominating and Governance Committee (the “New Director”), is appointed to the SandRidge Board. The SandRidge Board will additionally take all necessary action to nominate the New Director for election to the SandRidge Board in the proxy statement relating to the first annual meeting of SandRidge stockholders following the closing of the Merger with respect to which a definitive proxy statement has not been filed by SandRidge prior to the closing of the Merger.

The Merger Agreement contains representations and warranties from both SandRidge and Bonanza, and each party has agreed to covenants, including, among others, covenants relating to (i) the conduct of its business in the ordinary course during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) the obligation to use reasonable best efforts to cause the Merger to be consummated and to obtain expiration of the waiting period under the HSR Act, subject to certain exceptions, (iii) the obligation of Bonanza to call a meeting of its stockholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement and (iv) the obligation of SandRidge to call a meeting of its stockholders to approve the SandRidge Stock Issuance and, subject to certain exceptions, to recommend that its stockholders approve the SandRidge Stock Issuance.

Termination Rights

The Merger Agreement contains certain termination rights for both Bonanza and SandRidge, including (a) the right of either party to terminate the Merger Agreement if the Merger is not consummated by May 14, 2018 (which may be extended by either party to July 14, 2018 under certain circumstances) and (b) the right of Bonanza to terminate the Merger Agreement for a superior proposal following compliance with certain procedures and payment of a termination fee of $26,116,219. In certain other specified circumstances, Bonanza may be required to pay SandRidge, or SandRidge may be required to pay Bonanza, this termination fee. In addition, if the Merger Agreement is terminated because of a failure of a party’s stockholders to approve the proposals required to complete the Merger, that party will be required to reimburse the other party for its reasonable and documented out of pocket transaction expenses up to an amount equal to $3,730,888. In no event will either party be entitled to receive more than one expense reimbursement payment and one termination fee. In addition to the termination fees described above, each party remains liable to the other for any additional damages if such party commits fraud or a willful and material breach of any covenant, agreement or obligation under the Merger Agreement.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SandRidge or Bonanza or to modify or supplement any factual disclosures about SandRidge or Bonanza in their public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes representations, warranties and covenants of SandRidge and Bonanza made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by SandRidge and Bonanza in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SandRidge’s or Bonanza’s SEC filings or may have been used for purposes of allocating risk among SandRidge and Bonanza rather than establishing matters as facts.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is only a summary, and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These include statements regarding the effects of the proposed merger, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “predict,” “potential,” “pursue,” “outlook,” “continue,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future market demand, future benefits to shareholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing) and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.

These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements. These risks and uncertainties include, but are not limited to: the failure of the shareholders of Bonanza to approve the proposed merger or the shareholders of SandRidge to approve the stock issuance; the risk that the conditions to the closing of the proposed merger are not satisfied; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; uncertainties as to the timing of the proposed merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Bonanza’s business and operations with SandRidge’s business and operations; the inability to obtain or delay in obtaining cost savings and synergies from the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of SandRidge following completion of the proposed merger; and any changes in general economic and/or industry specific conditions.

SandRidge and Bonanza caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in SandRidge’s and Bonanza’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning SandRidge, Bonanza, the proposed transaction or other matters attributable to SandRidge and Bonanza or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement, and neither SandRidge nor Bonanza undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed merger, SandRidge will file with the SEC a registration statement on Form S-4, which will include a prospectus of SandRidge and a joint proxy statement of Bonanza and SandRidge. SandRidge and Bonanza also plan to file other documents with the SEC regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the shareholders of Bonanza and the shareholders of SandRidge. SHAREHOLDERS OF BONANZA AND SANDRIDGE ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL

CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about SandRidge and Bonanza, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SandRidge will be available free of charge, on SandRidge’s internet website at www.sandridgeenergy.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting SandRidge’s Investor Relations Department at (405) 429-5515. Copies of the documents filed with the SEC by Bonanza will be available free of charge on Bonanza’s internet website at www.bonanzacrk.com under the tab “For Investors” and then under the tab “SEC Filings” or by contacting Bonanza’s Investor Relations Department at (720) 440-6136.

Participants in the Solicitation

Bonanza, SandRidge, their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Bonanza is set forth in Bonanza’s public filings with the SEC, including its Current Reports on Form 8-K filed with the SEC on April 28, 2017, June 12, 2017 and August 4, 2017 and its Quarterly Report on Form 10-Q for the period ending September 30, 2017, filed with the SEC on November 9, 2017. Information about the directors and executive officers of SandRidge is set forth in SandRidge’s public filings with the SEC, including its definitive proxy statement on Form DEF 14A filed with the SEC on April 28, 2017 and its Current Reports on Form 8-K filed with the SEC on June 28, 2017 and August 1, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents can be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among SandRidge Energy, Inc., Brook Merger Sub, Inc. and Bonanza Creek Energy, Inc., dated as of November 14, 2017.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SandRidge Energy, Inc., Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that SandRidge Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: November 15, 2017	By:	/s/ Philip T. Warman
Philip T. Warman
Senior Vice President, General Counsel and Corporate Secretary